UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2003

GENERAL CABLE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12983	06-1398235

(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Tesseneer Drive
Highland Heights, Kentucky 41076

(Address of principal executive offices/Zip Code)

(859) 572-8000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5. Other Events

     Exhibits 5.1 and 23.1 filed herewith replace and supercede Exhibits 5.1 and 23.1 filed with the Current Report on Form 8-K dated November 18, 2003.

ITEM 7. Financial Statements and Exhibits

     (c) The exhibits accompanying this report are listed in the Index to Exhibits.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

Date: January 9, 2004	By:	/s/Robert J. Siverd Robert J. Siverd Executive Vice President and General Counsel

INDEX TO EXHIBITS

Number	Description	Method of Filing

5.1	Opinion of Blank Rome LLP	Filed herewith
23.1	Consent of Blank Rome LLP	Included in Exhibit 5.1